Property and Equipment, net (Tables)	12 Months Ended
Dec. 31, 2021
Schedule Of Property And Equipment, Net [Line Items]
Summary of property and equipment, net
The Company’s property and equipment, net consists of the following (in thousands):

	December 31,
	2021	2020
Computer hardware, software, and equipment	$2,438	$5,009
Leasehold improvements	1,354	1,354
Furniture and fixtures	2,231	2,389
Less: Accumulated depreciation	(4,497)	(4,600)

Total property and equipment, net	$1,526	$4,152